UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

StartEngine Crowdfunding, Inc.

(Exact Name of Registrant As Specified In Its Charter)

000-56415

(Commission File Number)

Delaware	46-5371570
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4100 West Alameda Avenue, 3rd Floor

Burbank, CA 91505

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 317-2200

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

None.

Securities registered under Section 12(g) of the Act:

Common Stock, $0.00001 par value

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2022, StartEngine Crowdfunding, Inc. (“StartEngine”) entered into a definitive agreement to acquire substantially all of the assets of the SeedInvest business as conducted by Circle Internet Financial Limited through its subsidiary Pluto Holdings, LLC, a Delaware limited liability company (“Pluto Holdings”) and through SI Securities, LLC, a New York limited liability company (“SI Securities”), and SeedInvest Technology, LLC, a New York limited liability company, each a wholly-owned subsidiary of Pluto Holdings (“SeedInvest Technology,” collectively, with the assets acquired from Pluto Holdings and SI Securities, “SeedInvest”).  The completion of the acquisition of SeedInvest is subject to customary closing conditions and to regulatory approval by FINRA. The total consideration for the purchase is 960,000 shares of StartEngine’s common stock, which based on StartEngine’s current Regulation A offering price of $25 per share would be valued at $24 million.

The assets of the SeedInvest business include SeedInvest Technology, LLC and substantially all the assets related to owning and operating the crowdfunding platform at www.seedinvest.com.

The sellers will retain among other items: their broker-dealer regulatory approvals and licenses; equity interests, convertible notes, SAFEs and all other investment contracts received, and in certain cases to be received, in SeedInvest portfolio companies; and receivables related to current and certain contemplated offerings.

The parties anticipate this sale will close by the end of the first quarter of 2023. For more details, see StartEngine’s press release attached as Exhibit 99.1 to this Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements contained in this Quarterly Report on Form 8-K other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of StartEngine Crowdfunding, Inc. dated October 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTENGINE CROWDFUNDING, INC.
(Registrant)

Date: October 27, 2022	By:	/s/ Howard Marks
Howard Marks
Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Director